Offerings - Offering: 1	Apr. 15, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	5,550,602
Proposed Maximum Offering Price per Unit	3.125
Maximum Aggregate Offering Price	$ 17,345,631.25
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,395.43
Offering Note	(1) There are being registered hereunder such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (2) Based on $3.125, being the average of the bid and asked prices as of April 9, 2026. (3) Calculated pursuant to Rule 457(o) under the Securities Act based on the maximum aggregate offering price.